2018 Fourth Quarter Earnings Presentation January 28, 2019

Fourth Quarter and 2018 Themes 4Q18 net income of $85.7 million and diluted EPS of $0.51 FY 2018 adjusted ROATCE1 of 14.74%; adjusted efficiency ratio1 of 67.15% 4Q18 FY 2018 Continued Focus on • Efficiency ratio: 66.30% • Efficiency ratio: 69.34% Efficiency Ratio • Revenue growth: 3.9% YoY • Adj. efficiency ratio1: 67.15% Improvement • AEA growth: 1.4% YoY • NII growth: 7.2%, driven by AEA growth of 4.5% Average Earning • NIM: 4.60%, down 6 bps linked quarter, • Loans and leases flat: (0.2)% Asset (AEA) Growth up 3 bps YoY • Loan and lease (ex. auto finance) growth: 7.5%2 with Improved Mix • Avg. checking/savings growth: 8.4% YoY • NCO rate: 0.46%; NCO rate excluding auto finance: 0.28%1 • NCO rate: 0.29%; NCO rate excluding auto Reduced finance and recoveries on consumer real • Auto finance run-off: $293M 1 Risk Profile estate non-accrual loans sales: 0.14% • NPAs: 0.65%, down 7 bps YoY • Auto finance run-off: $1.2B Improved • ROACE: 14.30% ROATCE1: 15.59% • ROACE: 12.42% Adj. ROATCE1: 14.74% Return on Capital • Shares repurchased: 2.9M (cost of $63.0M) • CET1 Ratio: 10.82%, up 3 bps 2 1 See slides 18 - 20 "Reconciliation of GAAP to Non-GAAP Financial Measures" 2 See slide 5 "Non-Auto Finance Loan and Lease Growth of 7.5%"

Up 3.9% YoY Continued Focus on Efficiency Ratio Improvement FY 2018 adjusted efficiency ratio of 67.15%1, within target range EFFICIENCY RATIO Efficiency ratio 95.88% Adjusted efficiency ratio FY 2018 adjusted efficiency ratio of 74.55% 67.15%1 69.21% 67.41% 66.30% 1 65.78% 4Q17 1Q18 2Q18 3Q18 4Q18 TOTAL REVENUE NON-INTEREST EXPENSE ($ millions) (excluding operating lease depreciation) Non-interest income (+6.0% YoY) ($ millions) Up 3.9% YoY Other 2 Net interest income (+2.9% YoY) Compensation and employee benefits $377 $363 $355 $365 $365 $332 $121 $112 $114 $116 $128 $254 $229 $227 $231 $204 3 $105 $133 $104 $101 $242 $243 $251 $249 $249 4 $128 $124 $121 $123 $130 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 Operating YoY revenue growth driven by both lease depr. $16 $17 $18 $19 $19 non-interest income and net interest income growth Total NIE $348 $246 $272 $246 $250 1 See slide 20 "Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)" 2 Includes occupancy and equipment, foreclosed real estate and repossessed assets and other non-interest expense, excludes operating lease depreciation 3 3 Includes the pre-tax CFPB/OCC settlement and related expenses of $32.0 million 4 Includes a large medical claim of $6.8 million in 4Q18

Earning Asset Growth with Improved Mix INTEREST-EARNING ASSET BALANCES1 ($ billions) • Average interest-earning asset Other interest-earning assets Up 1.4% YoY growth of 1.4% YoY, including Debt securities Auto finance continued run-off of the auto Loans and leases (excluding auto finance) finance portfolio: • Average loans and leases down $21.4 $21.6 $21.7 $21.4 $21.7 3.3%, up 3.2% excluding auto 3 8% 9% 10% 12% 13% finance 15% 14% 12% 11% 10% • Reduced average auto finance composition from 15% in 4Q17 74% 75% 76% 75% 76% to 10% in 4Q18 • Improving earning asset mix with shift towards more capital 4Q17 1Q18 2Q18 3Q18 4Q18 efficient assets with lower risk profile RISK-WEIGHTED ASSETS / ASSETS2 91% 90% 90% 89% 87% 4Q17 1Q18 2Q18 3Q18 4Q18 1 Average balances 2 4 Ratio is based on average balances. Amounts for 4Q18 are preliminary pending completion and filing of the Company’s regulatory reports. 3 Calculated by subtracting average auto finance loans of $2.1 billion and $3.3 billion for 4Q18 and 4Q17, respectively, from total average loans and leases of $18.6 billion and $19.2 billion for 4Q18 and 4Q17, respectively.

Non-Auto Finance Loan and Lease Growth of 7.5%1 Non-auto finance loans and leases up $1.2B1 YoY, auto finance portfolio down $1.2B YTD NON-AUTO FINANCE LOAN AND LEASE BALANCES Inventory finance ($ millions) 1 Leasing and equipment finance Up 7.5% YoY Commercial Consumer real estate & Other $17,090 $15,904 $16,544 $16,012 $16,146 18% • Non-auto finance loan and lease 21% 19% 18% 17% growth of $1.2 billion YoY1 27% 30% 28% 29% 29% • Consumer real estate up $591 million (12.3%) 23% 2 22% 22% 23% 23% • Wholesale banking up $596 million (5.4%) 30% 32% 31% 29% 29% 4Q17 1Q18 2Q18 3Q18 4Q18 AUTO FINANCE PORTFOLIO BALANCES ($ millions) $3,200 Down $1.2B YTD $2,839 $2,603 $2,275 $1,982 • 2018 auto finance portfolio run-off YTD, in-line with full- year guidance 4Q17 1Q18 2Q18 3Q18 4Q18 Total loans and leases $19,104 $19,383 $18,615 $18,421 $19,072 5 1 Total period-end loans and leases of $19.1 billion at December 31, 2018, down $32.1 million, or 0.2% YoY 2 Includes commercial, leasing and equipment finance and inventory finance loans and leases

Net Interest Income Growth YoY Continued growth while remixing balance sheet NET INTEREST INCOME GROWTH NET INTEREST INCOME GROWTH (Quarterly YoY View) (3-Year View) ($ millions) ($ millions) $992 $925 $251 $249 $249 $243 $234 $242 $222 $227 $848 1Q 2Q 3Q 4Q 2016 2017 2018 2017 2018 1 NET INTEREST MARGIN • 4Q18 vs. 3Q18 Net Interest Margin Drivers (-6 bps) Interest-earning assets yield Net interest margin • Headwinds: Cost of deposits • Higher cost of funds (-11 bps) • Auto finance run-off reinvested in debt securities available for 5.33% 5.36% 5.42% sale (-2 bps) 5.11% 5.19% • Tailwinds: 4.67% 4.66% 4.57% 4.59% 4.60% • Higher average yields on the variable- and adjustable-rate consumer real estate and commercial loans (+5 bps) 0.72% 0.59% • Higher average balances of inventory finance loans (+2 bps) 0.46% 0.50% 0.52% 4Q17 1Q18 2Q18 3Q18 4Q18 6 1 Annualized and presented on a fully tax-equivalent basis

Earning Asset Yields Remain Strong1 Interest-earning asset yields up 31 bps YoY 4Q17 1Q18 2Q18 3Q18 4Q18 • Balance sheet asset Consumer real estate: sensitivity and continued pricing discipline resulted First mortgage lien 5.36% 5.37% 5.34% 5.33% 5.27% in strong yield Junior lien 6.13 6.34 6.56 6.70 6.87 performance Commercial 4.90 4.93 5.21 5.25 5.40 • Loan and lease yields up 47 bps YoY Leasing and equipment finance 4.90 4.81 4.93 5.00 5.11 • 4Q18 debt securities Inventory finance 6.01 6.64 6.94 7.16 7.11 purchased at an average Auto finance 5.23 5.28 5.30 5.36 5.39 tax-equivalent yield of 3.81% Total loans and leases 5.35 5.49 5.67 5.73 5.82 • Interest-earning asset Debt securities portfolio2 2.71 2.50 2.61 2.71 2.82 yields up 31 bps YoY Total interest-earning assets 5.11 5.19 5.33 5.36 5.42 7 1 Annualized and presented on a fully tax-equivalent basis 2 Includes debt securities held to maturity and debt securities available for sale

Retail-Focused Deposit Base with Improving Mix AVERAGE DEPOSITS COST OF DEPOSIT MIX ($ billions) Average Balances Average Interest Cost Certificates of deposit Up 1.8% YoY YoY YoY Money market 4Q18 Change 4Q18 Change Savings Deposits (ex. CDs) $13.7B $542M 0.35% 21 bps Checking CDs 4.8B (214)M 1.76% 48 bps $18.1 $18.3 $18.4 $18.3 $18.5 Total deposits $18.5B $328M 0.72% 26 bps 27% 27% 27% 26% 28% 8% 8% 10% 9% 9% • Average deposit growth YoY driven by savings growth of 28% 30% 30% 31% 32% 15.2% and non-interest bearing deposit growth of 8.5% 34% 34% 34% 34% 34% • 83% of average deposit balances are consumer 4Q17 1Q18 2Q18 3Q18 4Q18 Cost of Deposits 0.46% 0.50% 0.52% 0.59% 0.72% 8

Generating Non-interest Income Growth Non-interest income up 6.0% YoY NON-INTEREST INCOME ($ millions) Other non-interest income1 Leasing and equipment finance • Leasing and equipment finance non- Gains on sales of loans, net and servicing fee income Fees and service charges, card revenue and ATM revenue interest income increased $$128.1127.5 $12.5 million, or 29.1%, YoY $$120.9120.6 $$112.2112.4 $$114.1114.2 $$116.4116.5 $42.8 $55.3 • Fees and service charges increased $41.8 $42.9 $45.0 $2.9 million, or 8.8%, YoY $22.6 $14.8 $13.9 $17.4 $14.7 • Gains on sales of loans, net and servicing fee income decreased $56.3 $52.2 $49.2 $52.6 $52.7 $8.7 million, or 38.4%, YoY 4Q17 1Q18 2Q18 3Q18 4Q18 NET LEASING AND EQUIPMENT FINANCE NON-INTEREST INCOME 4Q17 1Q18 2Q18 3Q18 4Q18 ($ millions) Leasing and equipment $42.8 $41.8 $42.9 $45.0 $55.3 finance non-interest income Operating lease depreciation (16.5) (17.3) (17.9) (19.5) (19.1) Net leasing and equipment $26.3 $24.5 $25.0 $25.5 $36.2 finance non-interest income 9 1 Includes gains (losses) on debt securities, net and other non-interest income

Reduced Risk Profile Run-off of auto finance portfolio resulting in lower credit, operational and liquidity risks NON-PERFORMING ASSETS 60+ DAY DELINQUENCIES1 ($ millions) Other real estate owned Non-accrual loans and leases . NPAs/Loans and leases and other real estate owned $137 $144 $123 0.15% $101 $109 0.12% 0.12% 0.10% 0.11% 0.72% 0.74% 0.54% 0.59% 0.65% 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 PROVISION FOR CREDIT LOSSES CASH AND DEBT SECURITIES ($ millions) ($ millions) Cash and debt securities $3,206 . Loan-to-deposit ratio $2,988 $3,102 $22 $2,701 $19 $2,492 $14 2 $11 104% 104% 101% 100% 101% $2 2 4Q17 1Q18 2Q18 3Q18 4Q18 4Q17 1Q18 2Q18 3Q18 4Q18 % of Total Assets 10.8% 11.6% 12.9% 13.5% 13.5% 1 10 Excludes non-accrual loans and leases 2 Excluding the $6.6 million recovery from the consumer real estate non-accrual loan sale, provision for credit losses was $8.9 million

Net Charge-off Rate Trends Remain Favorable

FY NET CHARGE-OFFS

(excluding the recoveries from the sales of consumer real estate non-accrual loans)

($ millions)



Other net charge-offs[1]
Auto finance net charge-offs
$45
$22
$23
$57
$23
$34
$62
$23
$39
37%
63%
2016
2017
2018

FY NET CHARGE-OFF RATE BY BUSINESS

	2016	2017	2018
Consumer real estate	0.22%	(0.18)%	(0.10)%
Commercial	0.01	0.13	0.09
Leasing and equipment finance	0.13	0.20	0.16
Inventory finance	0.07	0.08	0.20
Auto finance	0.86	1.11	1.50
Total loans and leases[2]	0.26	0.24	0.29
Loans and leases (ex. auto finance)[2,3]	0.15	0.06	0.10
Loans and leases (ex. auto finance and recoveries on consumer real estate non-accrual loan sales)[2,3]	**0.15%**	**0.15 %**	**0.14 %**

QUARTERLY NET CHARGE-OFFS

(excluding the recoveries from the sales of consumer real estate non-accrual loans)

($ millions)



Other net charge-offs[1]
Auto finance net charge-offs
$18
$7
$11
$14
$3
$11
$13
$4
$9
$13
$4
$9
$21
$11
$10
4Q17
1Q18
2Q18
3Q18
4Q18

- 2018 net charge-off rate excluding auto finance and recovery on consumer real estate non-accrual loan sale of 0.14%[3], down 1 bp YoY
- Increase in 4Q18 net charge-offs driven by higher net charge-offs in inventory finance and charge-offs related to one commercial customer

11

[1] Excluding auto finance and recoveries from the sales of consumer real estate non-accrual loans; see slide 19 "Reconciliation of GAAP to Non-GAAP Financial Measures"
[2] Includes Other
[3] See Slide 18 "Reconciliation of GAAP to Non-GAAP Financial Measures"

Capital Priorities TCF’s FOUR CAPITAL RETURN TO SHAREHOLDERS USES OF CAPITAL ($ millions) Total payout ratio of Organic Growth 108% in 2018 Share repurchases Common stock dividends $312 Platform / Portfolio Purchases $213 Dividends / Share $50 $60 Repurchases $9 $99 $50 $51 2016 2017 2018 Other Corporate • $78.1 million remaining under current share Development repurchase authorization as of December 31, 2018 12

Improved Return on Capital Driving higher …while increasing …supported by higher returns on capital… capital levels… net income ROATCE1 COMMON EQUITY NET INCOME AVAILABLE TO TIER 1 CAPITAL RATIO2 COMMON STOCKHOLDERS ($ millions) 15.73% $289.3 10.79% 10.82% 13.56% $243.0 10.24% 10.48% 10.00% $192.7 10.29% $177.7 3 2015 2016 2017 2018 2015 2016 2017 2018 2015 2016 2017 2018 13 1 See slide 19 “Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)” 2 The regulatory capital ratios for 2018 are preliminary pending completion and filing of the Company’s regulatory reports 3 Includes the 4Q17 re-measurement of the Company's estimated net deferred tax liability as a result of the Tax Cuts and Jobs Act

Delivering on Commitments Met or exceeded 2018 targets 2018 Target1 2018 2018 (Adjusted) (Reported) (Adjusted for CFPB) 2 ROATCE 11.5% - 13.5% 13.56% 14.74%2 2 Efficiency Ratio 66% - 68% 69.34% 67.15% 1 Adjusted ROATCE, Adjusted Efficiency Ratio and ROATCE are non-GAAP financial measures. A reconciliation of these projected measures to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however it is expected to be consistent with the historical non-GAAP reconciliations. These target ranges do not include amounts related to litigation or any estimate of the potential impacts of certain types of event-specific charges such as those related to acquisitions or changes in regulations. See the Cautionary Statements at the end of this presentation for further information regarding some of the items that could cause our actual results to differ from these estimates. 14 2 See slides 19-20 "Reconciliation of GAAP to Non-GAAP Financial Measures"

Appendix

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Company's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Company's plans and objectives, forecasts of market trends and other matters are forward- looking statements based on the Company's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project," "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 under the heading "Risk Factors," the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF's loan, lease, investment, debt securities held to maturity and debt securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF's loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity; the effects of man-made and natural disasters, including fires, floods, tornadoes, hurricanes, acts of terrorism, civil disturbances and environmental damage, which may negatively affect our operations and/or our customers. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau ("CFPB") and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF's deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, restrictions on arbitration or new restrictions on loan and lease products; changes affecting customer account charges and fee income, including changes to interchange rates; (continued) 16

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (cont.) regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF; governmental regulations or judicial actions affecting the security interests of creditors; deficiencies in TCF's compliance programs, including under the Bank Secrecy Act, which may result in regulatory enforcement action including monetary penalties; increased health care costs including those resulting from health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF's ability to carry out its share repurchase program, pay dividends or increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF's ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance including those relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF's ability to predict customer behavior and the impact on TCF's fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF's supermarket banking relationships or either of the primary supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; inability to timely close underperforming branches due to long-term lease obligations; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; failure to expand or diversify TCF's balance sheet through new or expanded programs or opportunities; failure to effectuate, and risks of claims related to, sales of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Risks. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (from fraudulent checks, stolen debit card information, etc.) may increase; failure to keep pace with technological change, such as by failing to develop and maintain technology necessary to satisfy customer demands and prevent cyber-attacks, costs and possible disruptions related to upgrading systems or cyber-attacks; the failure to attract and retain key employees. Litigation Risks. Litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF's lending or deposit activities, including account opening/origination, servicing practices, fees or charges, employment practices or checking account overdraft program "opt in" requirements; possible increases in indemnification obligations for certain litigation against Visa U.S.A. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including the impact of the Tax Cuts and Jobs Act tax reform legislation and adoption of federal or state legislation that would increase federal or state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF's fiduciary responsibilities. 17

Reconciliation of GAAP to Non-GAAP Financial Measures

($ thousands)

Computation of net charge-off rate excluding auto finance and recoveries from non-accrual loan sales:		Quarter Ended Dec. 31, 2017	Quarter Ended Mar. 31, 2018	Quarter Ended Jun. 30, 2018	Quarter Ended Sep. 30, 2018	Quarter Ended Dec. 31, 2018	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2018
Net charge-offs	(a)	$ 18,285	$ 14,151	$ 12,770	$ 6,790	$ 21,314	$ 45,235	$ 44,440	$ 55,025
Less: Auto finance net charge-offs		11,111	10,656	8,516	9,485	9,887	23,141	34,476	38,544
Total net charge-offs excluding auto finance net charge-offs	(b)	7,174	3,495	4,254	(2,695)	11,427	22,094	9,964	16,481
Plus: Recoveries from consumer real estate non-accrual loan sales		—	—	—	6,626	—	—	13,289	6,626
Total net charge-offs excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales	(c)	$ 7,174	$ 3,495	$ 4,254	$ 3,931	$ 11,427	$ 22,094	$ 23,253	$ 23,107
Average total loans and leases	(d)	$ 19,191,412	$ 19,253,483	$ 19,093,607	$ 18,415,524	$ 18,554,629	$ 17,584,991	$ 18,491,233	$ 18,826,262
Average auto finance loans		3,267,855	3,020,187	2,695,943	2,435,868	2,121,969	2,693,041	3,105,326	2,565,668
Average total loans and leases excluding auto finance	(e)	$ 15,923,557	$ 16,233,296	$ 16,397,664	$ 15,979,656	$ 16,432,660	$ 14,891,950	$ 15,385,907	$ 16,260,594
Net charge-off rate[1]	(a) / (d)	0.38 %	0.29%	0.27%	0.15%	0.46%	0.26%	0.24%	0.29%
Net charge-off rate excluding auto finance net charge-offs[1, 2]	(b) / (e)	0.18	0.09	0.10	(0.07)	0.28	0.15	0.06	0.10
Net charge-off rate excluding auto finance net charge-offs and recoveries from consumer real estate non-accrual loan sales[1, 2]	(c) / (e)	0.18	0.09	0.10	0.10	0.28	0.15	0.15	0.14

[1] QTD ratios are annualized

[2] When evaluating the annualized net charge-off rate, management considers adjusted measures such as the net charge-off rate excluding recoveries from consumer real estate non-accrual loan sales and/or net charge-off rate excluding auto finance. These measures are non-GAAP adjusted measures and are viewed by management as useful indicators of normalized net charge-offs and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

18

Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)

($ thousands)

Computation of adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity:		QTD Dec. 31, 2018	YTD Dec. 31, 2015	YTD Dec. 31, 2016	YTD Dec. 31, 2017	YTD Dec. 31, 2018
Net income available to common stockholders	(a)	$ 83,158	$ 177,735	$ 192,736	$ 242,954	$ 289,289
Plus: Goodwill impairment		—	—	—	73,041	—
Plus: Other intangibles amortization and impairment		847	1,562	1,388	2,354	3,426
Less: Income tax expense attributable to other intangibles amortization and impairment		198	562	493	1,050	801
Adjusted net income available to common stockholders	(b)	$ 83,807	$ 178,735	$ 193,631	$ 317,299	$ 291,914
Net income available to common stockholders adjusted for CFPB/OCC settlement:						
Net income available to common stockholders		$ 83,158	$ 177,735	$ 192,736	$ 242,954	$ 289,289
Plus: CFPB/OCC settlement adjustment		—	—	—	—	32,000
Less: Income tax expense attributable to CFPB/OCC settlement adjustment		—	—	—	—	6,491
Net income available to common stockholders adjusted for CFPB/OCC settlement	(c)	83,158	177,735	192,736	242,954	314,798
Plus: Goodwill impairment		—	—	—	73,041	—
Plus: Other intangibles amortization and impairment		847	1,562	1,388	2,354	3,426
Less: Income tax expense attributable to other intangibles amortization and impairment		198	562	493	1,050	801
Adjusted net income available to common stockholders adjusted for CFPB/OCC settlement	(d)	$ 83,807	$ 178,735	$ 193,631	$ 317,299	$ 317,423
Average balances:						
Total equity		$ 2,517,870	$ 2,217,204	$ 2,394,701	$ 2,535,938	$ 2,530,502
Less: Non-controlling interest in subsidiaries		21,918	19,514	21,525	22,514	24,323
Total TCF Financial Corporation stockholders' equity		2,495,952	2,197,690	2,373,176	2,513,424	2,506,179
Less: Preferred stock		169,302	263,240	263,240	264,474	176,971
Average total common stockholders' equity	(e)	2,326,650	1,934,450	2,109,936	2,248,950	2,329,208
Less:						
Goodwill, net		154,757	225,640	225,640	219,144	154,757
Other intangibles, net		20,931	3,913	2,414	12,807	22,162
Average tangible common stockholders' equity	(f)	$ 2,150,962	$ 1,704,897	$ 1,881,882	$ 2,016,999	$ 2,152,289
Average total common stockholders' equity adjusted for CFPB/OCC settlement:						
Average total common stockholders' equity		$ 2,326,650	$ 1,934,450	$ 2,109,936	$ 2,248,950	$ 2,329,208
Plus: CFPB/OCC settlement adjustment to average total common stockholders' equity		—	—	—	—	1,048
Average total common stockholders' equity adjusted for CFPB/OCC settlement	(g)	2,326,650	1,934,450	2,109,936	2,248,950	2,330,256
Less:						
Goodwill, net		154,757	225,640	225,640	219,144	154,757
Other intangibles, net		20,931	3,913	2,414	12,807	22,162
Adjusted average tangible common stockholders' equity	(h)	$ 2,150,962	$ 1,704,897	$ 1,881,882	$ 2,016,999	$ 2,153,337
Return on average common equity[1]	(a) / (e)	14.30%	9.19%	9.13%	10.80%	12.42%
Adjusted return on average common equity[1, 2]	(c) / (g)	14.30	9.19	9.13	10.80	13.51
Return on average tangible common equity[1, 2]	(b) / (f)	15.59	10.48	10.29	15.73	13.56
Adjusted return on average tangible common equity[1, 2]	(d) / (h)	15.59	10.48	10.29	15.73	14.74

[1] QTD ratios are annualized

[2] When evaluating capital adequacy and utilization, management considers financial measures such as adjusted return on average common equity, return on average tangible common equity and adjusted return on average tangible common equity. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

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Reconciliation of GAAP to Non-GAAP Financial Measures (cont.)

($ thousands)

Computation of adjusted efficiency ratio:		Quarter Ended Dec. 31, 2017	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Year Ended Dec. 31, 2014	Dec. 31, 2015	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2018
Non-interest expense	(a)	$ 347,806	$ 245,980	$ 272,039	$ 246,423	$ 249,958	$ 871,777	$ 894,747	$ 909,887	$ 1,059,934	$ 1,014,400
Less: CFPB/OCC settlement adjustment		—	—	32,000	—	—	—	—	—	—	32,000
Adjusted non-interest expense	(b)	347,806	245,980	240,039	246,423	249,958	871,777	894,747	909,887	1,059,934	982,400
Net interest income		$ 241,860	$ 243,199	$ 250,799	$ 249,121	$ 248,888	$ 815,629	$ 820,388	$ 848,106	$ 925,238	$ 992,007
Non-interest income		120,892	112,204	114,103	116,445	128,133	433,267	441,998	465,900	448,299	470,885
Total revenue	(c)	362,752	355,403	364,902	365,566	377,021	1,248,896	1,262,386	1,314,006	1,373,537	1,462,892
Efficiency ratio	(a) / (c)	95.88%	69.21%	74.55%	67.41%	66.30%	69.80%	70.88%	69.25%	77.17%	69.34%
Adjusted efficiency ratio[1]	(b) / (c)	95.88	69.21	65.78	67.41	66.30	69.80	70.88	69.25	77.17	67.15

[1] When evaluating the efficiency ratio, management considers an adjusted financial measure such as the adjusted efficiency ratio. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of expense management and also provides investors, regulators and other users with information to be viewed in relation to other banking institutions.

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